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                                                                   EXHIBIT 10.93

                                AMENDMENT NO. 23
                                     TO THE
                     POSTSCRIPT SOFTWARE DEVELOPMENT LICENSE
                            AND SUBLICENSE AGREEMENT
                                     BETWEEN
                           ADOBE SYSTEMS INCORPORATED
                                       AND
                          PEERLESS SYSTEMS CORPORATION

                          Effective as of July 1, 2005

      This Amendment No. 23 (the "Amendment") to the PostScript Software Development License and Sublicense Agreement dated July 23, 1999, as previously amended (the "Agreement"), is between Adobe Systems Incorporated, a Delaware corporation having a place of business at 345 Park Avenue, San Jose, CA 95110 ("Adobe") and Peerless Systems Corporation, a Delaware corporation having a place of business at 2381 Rosecrans Avenue, El Segundo, California 90245 ("Peerless").

      WHEREAS, the purpose of this Amendment No. 23 is to add pricing for ***, and remove the LZW patent notice requirement.

1. The following sentence is hereby appended to each of Paragraphs 2.1.5 ("LZW Patent Notice") and 2.9 ("LZW Patent Notice") of the main body of the Agreement and Paragraph 4.6 ("LZW Patent Notice") of EXHIBIT B ("Minimum Terms of Peerless OEM Agreement") of the Agreement:

      "The foregoing patent notice shall not be required after June 30, 2004."

2. Paragraph 1 ("Peerless SDK Royalties") of EXHIBIT O ("Royalty Payments and Other Fees") of the Agreement is hereby deleted and replaced with the following:

      "1. PEERLESS SDK ROYALTIES

      The following royalties shall be due Adobe for each use of a Peerless SDK as described below. Such royalties shall be a percentage of the revenue received by Peerless for the licensing of such Peerless SDK.

PEERLESS SDK USE LICENSE                                     ROYALTY
***                                                          ***
***                                                          ***

3. The following first sentence in the paragraph immediately following *** in EXHIBIT O ("Royalty Payments and Other Fees") of the Agreement is hereby deleted:

Confidential treatment has been requested for portions of this document. This copy of the document filed as an Exhibit omits the confidential information subject to the confidentiality request. Omissions are designated by three asterisks (***). A complete version of this document has been filed separately with the Securities and Exchange Commission.

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      ***

4. The following new Paragraph 3.2.4 *** is hereby added to EXHIBIT O ("Royalty Payments and Other Fees") of the Agreement:

      ***

         5. All other terms and conditions of the Agreement shall remain in full force and effect.

      IN WITNESS WHEREOF, each of Adobe and Peerless has executed this Amendment No. 23 to the PostScript Software Development License and Sublicense Agreement by its duly authorized officers.

Adobe:                                        Peerless:

ADOBE SYSTEMS INCORPORATED                PEERLESS SYSTEMS CORPORATION

By /s/ CHRISTINE M. CSUBAK               By  /s/ WILLIAM NEIL
   -----------------------                   -----------------------------------

Print Name  Christine M. Csubak           Print Name  William Neil

Title  Corporate Controller               Title  Vice President, Finance and CFO

Date  2 August 2005                       Date  July 22, 2005

Confidential treatment has been requested for portions of this document. This copy of the document filed as an Exhibit omits the confidential information subject to the confidentiality request. Omissions are designated by three asterisks (***). A complete version of this document has been filed separately with the Securities and Exchange Commission.

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